Exhibit 99

Certain information in this Supplemental Information Package contains Non-GAAP financial measures. These Non-GAAP financial measures are REIT industry financial measures that are not calculated in accordance with accounting principles generally accepted in the United States of America. Please see page 15 for a definition of these Non-GAAP financial measures and page 7 for the reconciliation of certain captions in the Supplemental Information Package to the statement of operations as reported in the Company’s filings with the SEC on Form 10-Q.

UMH Properties, Inc. | Third Quarter FY 2021 Supplemental Information 2

Financial Highlights

(dollars in thousands except per share amounts) (unaudited)

	Three Months Ended		Nine Months Ended
	9/30/2021	9/30/2020	9/30/2021	9/30/2020
Operating Information
Number of Communities			127	124
Number of Sites			23,973	23,428
Rental and Related Income	$40,248	$36,358	$118,302	$105,767
Community Operating Expenses	$16,833	$16,245	$51,015	$47,191
Community NOI	$23,415	$20,113	$67,287	$58,576
Expense Ratio	41.8%	44.7%	43.1%	44.6%
Sales of Manufactured Homes	$7,782	$6,765	$21,819	$15,013
Number of Homes Sold	101	108	294	252
Number of Rentals Added	96	317	448	684
Net Income (Loss)	$4,197	$(1,767)	$34,078	$(18,190)
Net Income (Loss) Attributable to Common Shareholders	$(3,403)	$(12,747)	$11,839	$(45,350)
Adjusted EBITDA	$23,197	$20,081	$66,010	$58,145
FFO Attributable to Common Shareholders	$10,822	$4,515	$29,058	$17,739
Normalized FFO Attributable to Common Shareholders	$11,146	$7,386	$30,128	$20,610

Shares Outstanding and Per Share Data
Weighted Average Shares Outstanding
Basic	47,778	41,421	45,212	41,275
Diluted	47,778	41,421	46,247	41,275
Net Income (Loss) Attributable to Common
Shareholders per Share –
Basic	$(0.07)	$(0.31)	$0.27	$(1.10)
Diluted	$(0.07)	$(0.31)	$0.28	$(1.10)
FFO per Share –
Diluted	$0.22	$0.11	$0.63	$0.43
Normalized FFO per Share –
Diluted	$0.23	$0.18	$0.65	$0.50
Dividends per Common Share	$0.19	$0.18	$0.57	$0.54

Balance Sheet
Total Assets			$1,205,734	$1,094,744
Total Liabilities			$536,099	$629,801

Market Capitalization
Total Debt, Net of Unamortized Debt
Issuance Costs			$507,336	$506,959
Equity Market Capitalization			$1,114,266	$563,626
Series C Preferred Stock			$247,100	$247,100
Series D Preferred Stock			$215,219	$135,589
Total Market Capitalization			$2,083,921	$1,453,274

UMH Properties, Inc. | Third Quarter FY 2021 Supplemental Information 3

Consolidated Balance Sheets

(in thousands except per share amounts)

	September 30,	December 31,
	2021	2020
	(unaudited)
ASSETS
Investment Property and Equipment
Land	$74,944	$73,704
Site and Land Improvements	687,488	656,721
Buildings and Improvements	28,531	28,153
Rental Homes and Accessories	378,505	349,905
Total Investment Property	1,169,468	1,108,483
Equipment and Vehicles	23,569	22,572
Total Investment Property and Equipment	1,193,037	1,131,055
Accumulated Depreciation	(304,987)	(272,823)
Net Investment Property and Equipment	888,050	858,232

Other Assets
Cash and Cash Equivalents	82,435	15,336
Marketable Securities at Fair Value	102,811	103,172
Inventory of Manufactured Homes	20,331	25,450
Notes and Other Receivables, net	53,917	46,414
Prepaid Expenses and Other Assets	20,254	19,984
Land Development Costs	37,936	20,825
Total Other Assets	317,684	231,181

TOTAL ASSETS	$1,205,734	$1,089,413

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities
Mortgages Payable, net of unamortized debt issuance costs	$467,527	$471,477
Other Liabilities
Accounts Payable	4,685	4,390
Loans Payable, net of unamortized debt issuance costs	39,809	87,009
Accrued Liabilities and Deposits	16,203	17,296
Tenant Security Deposits	7,875	7,433
Total Other Liabilities	68,572	116,128
Total Liabilities	536,099	587,605

COMMITMENTS AND CONTINGENCIES

Shareholders’ Equity:
Series C- 6.75% Cumulative Redeemable Preferred Stock, par value $0.10 per share; 13,750 shares authorized; 9,884 issued and outstanding as of September 30, 2021 and December 31, 2020	247,100	247,100
Series D - 6.375% Cumulative Redeemable Preferred Stock, par value $0.10 per share; 9,300 shares authorized; 8,609 and 6,434 shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively	215,219	160,854
Common Stock – $0.10 par value per share: 144,164 shares authorized; 48,658 and 41,920 shares issued and outstanding as of September 30, 2021 and December 31, 2020, respectively	4,866	4,192
Excess Stock – $0.10 par value per share: 3,000 shares authorized; no shares issued or outstanding as of September 30, 2021 and December 31, 2020	-0-	-0-
Additional Paid-In Capital	227,814	115,026
Undistributed Income (Accumulated Deficit)	(25,364)	(25,364)
Total Shareholders’ Equity	669,635	501,808

TOTAL LIABILITIES AND SHAREHOLDERS’ EQUITY	$1,205,734	$1,089,413

UMH Properties, Inc. | Third Quarter FY 2021 Supplemental Information 4

Consolidated Statements of Income (Loss)

(in thousands except per share amounts) (unaudited)

	Three Months Ended		Nine Months Ended
	9/30/2021	9/30/2020	9/30/2021	9/30/2020
INCOME:
Rental and Related Income	$40,248	$36,358	$118,302	$105,767
Sales of Manufactured Homes	7,782	6,765	21,819	15,013
TOTAL INCOME	48,030	43,123	140,121	120,780

EXPENSES:
Community Operating Expenses	16,833	16,245	51,015	47,191
Cost of Sales of Manufactured Homes	5,826	4,695	16,314	10,713
Selling Expenses	1,324	1,381	3,817	3,757
General and Administrative Expenses	3,165	2,934	9,945	8,262
Depreciation Expense	11,380	10,492	33,572	30,991
TOTAL EXPENSES	38,528	35,747	114,663	100,914

OTHER INCOME (EXPENSE):
Interest Income	857	736	2,466	2,144
Dividend Income	1,267	1,183	3,856	4,481
Gain on Sales of Marketable Securities, net	2,636	-0-	2,342	-0-
Increase (Decrease) in Fair Value of Marketable Securities	(5,390)	(6,739)	14,120	(31,921)
Other Income	189	232	488	561
Interest Expense	(4,773)	(4,524)	(14,543)	(13,144)
TOTAL OTHER INCOME (EXPENSE)	(5,214)	(9,112)	8,729	(37,879)

Income (Loss) before Loss on Sales of Investment Property and Equipment	4,288	(1,736)	34,187	(18,013)
Loss on Sales of Investment Property and Equipment	(91)	(31)	(109)	(177)
NET INCOME (LOSS)	4,197	(1,767)	34,078	(18,190)

Less: Preferred Dividends	(7,600)	(8,109)	(22,239)	(24,289)
Less: Redemption of Preferred Stock	-0-	(2,871)	-0-	(2,871)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(3,403)	$(12,747)	$11,839	$(45,350)

NET INCOME (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDER PER SHARE –
Basic	$(0.07)	$(0.31)	$0.27	$(1.10)
Diluted	$(0.07)	$(0.31)	$0.28	$(1.10)

WEIGHTED AVERAGE COMMON SHARES OUTSTANDING:
Basic	47,778	41,421	45,212	41,275
Diluted	47,778	41,421	46,247	41,275

UMH Properties, Inc. | Third Quarter FY 2021 Supplemental Information 5

Consolidated Statements of Cash Flows

(in thousands) (unaudited)

	Nine Months Ended
	9/30/2021	9/30/2020

CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income (Loss)	$34,078	$(18,190)
Non-Cash Items Included in Net Income (Loss):
Depreciation	33,572	30,991
Amortization of Financing Costs	725	654
Stock Compensation Expense	2,259	1,104
Provision for Uncollectible Notes and Other Receivables	823	1,056
Gain on Sales of Marketable Securities, net	(2,342)	-0-
(Increase) Decrease in Fair Value of Marketable Securities	(14,120)	31,921
Loss on Sales of Investment Property and Equipment	109	177
Changes in Operating Assets and Liabilities:
Inventory of Manufactured Homes	5,119	4,904
Notes and Other Receivables, net of notes acquired with acquisitions	(8,125)	(7,664)
Prepaid Expenses and Other Assets	(5,492)	(666)
Accounts Payable	295	1,174
Accrued Liabilities and Deposits	(1,093)	4,106
Tenant Security Deposits	442	774
Net Cash Provided by Operating Activities	46,250	50,341

CASH FLOWS FROM INVESTING ACTIVITIES:
Purchase of Manufactured Home Communities	(19,195)	(6,274)
Purchase of Investment Property and Equipment	(46,527)	(59,427)
Proceeds from Sales of Investment Property and Equipment	2,023	1,919
Additions to Land Development Costs	(17,111)	(12,966)
Purchase of Marketable Securities	(12)	(896)
Proceeds from Sales of Marketable Securities	16,835	-0-
Net Cash Used in Investing Activities	(63,987)	(77,644)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from Mortgages, net of mortgages assumed	6,070	105,984
Net Payments from Short-Term Borrowings	(47,339)	(49,191)
Principal Payments of Mortgages	(10,479)	(6,579)
Financing Costs on Debt	(127)	(3,927)
Proceeds from At-The-Market Preferred Equity Program, net of offering costs	53,213	71,473
Proceeds from At-The-Market Common Equity Program, net of offering costs	110,521	1,477
Proceeds from Issuance of Common Stock in the DRIP, net of Dividend Reinvestments	4,737	3,225
Repurchase of Preferred Stock, net	-0-	(12)
Repurchase of Common Stock, net	-0-	(1,830)
Proceeds from Exercise of Stock Options	8,304	622
Preferred Dividends Paid	(22,239)	(24,289)
Common Dividends Paid, net of Dividend Reinvestments	(23,047)	(19,959)
Net Cash Provided by Financing Activities	79,614	76,994

NET INCREASE IN CASH, CASH EQUIVALENTS AND RESTRICTED CASH	61,877	49,691
CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT BEGINNING OF PERIOD	28,593	18,996
CASH, CASH EQUIVALENTS AND RESTRICTED CASH AT END OF PERIOD	$90,470	$68,687

UMH Properties, Inc. | Third Quarter FY 2021 Supplemental Information 6

Reconciliation of Net Income (Loss) to Adjusted EBITDA and Net Income (Loss) Attributable to Common Shareholders to FFO and Normalized FFO

(in thousands except footnotes) (unaudited)

	Three Months Ended		Nine Months Ended
	9/30/2021	9/30/2020	9/30/2021	9/30/2020
Reconciliation of Net Income (Loss) to Adjusted EBITDA

Net Income (Loss)	$4,197	$(1,767)	$34,078	$(18,190)
Interest Expense	4,773	4,524	14,543	13,144
Franchise Taxes	93	93	279	279
Depreciation Expense	11,380	10,492	33,572	30,991
(Increase) Decrease in Fair Value of Marketable Securities	5,390	6,739	(14,120)	31,921
Gain on Sales of Marketable Securities, net	(2,636)	-0-	(2,342)	-0-

Adjusted EBITDA	$23,197	$20,081	$66,010	$58,145

Reconciliation of Net Income (Loss) Attributable to Common Shareholders to Funds from Operations

Net Income (Loss) Attributable to Common Shareholders	$(3,403)	$(12,747)	$11,839	$(45,350)
Depreciation Expense	11,380	10,492	33,572	30,991
Loss on Sales of Investment Property and Equipment	91	31	109	177
(Increase) Decrease in Fair Value of Marketable Securities	5,390	6,739	(14,120)	31,921
Gain on Sales of Marketable Securities, net	(2,636)	-0-	(2,342)	-0-

Funds from Operations (“FFO”)	10,822	4,515	29,058	17,739

Adjustments:
Non- Recurring Other Expense (1)	324	-0-	1,070	-0-
Redemption of Preferred Stock	-0-	2,871	-0-	2,871

Normalized Funds from Operations (“Normalized FFO”)	$11,146	$7,386	$30,128	$20,610

(1) Consists of special bonus and restricted stock grants for the August 2020 groundbreaking Fannie Mae financing, which is being expensed over the vesting period.

UMH Properties, Inc. | Third Quarter FY 2021 Supplemental Information 7

Market Capitalization, Debt and Coverage Ratios

(in thousands except per share amounts) (unaudited)

	Nine Months Ended				Year Ended
	9/30/2021		9/30/2020		12/31/2020
Shares Outstanding	48,658		41,627		41,919
Market Price Per Share	$22.90		$13.54		$14.81
Equity Market Capitalization	$1,114,266		$563,626		$620,819
Total Debt	507,336		506,959		558,486
Preferred	462,319		382,689		407,954
Total Market Capitalization	$2,083,921		$1,453,274		$1,587,259

Total Debt	$507,336		$506,959		$558,486
Less: Cash and Cash Equivalents	(82,435)		(54,666)		(15,336)
Net Debt	424,901		452,293		543,150
Less: Marketable Securities at Fair Value (“Securities”)	(102,811)		(85,161)		(103,172)
Net Debt Less Securities	$322,090		$367,132		$439,978

Interest Expense	$14,543		$13,144		$18,287
Capitalized Interest	1,051		896		1,253
Preferred Dividends	22,239		24,289		31,943
Total Fixed Charges	$37,833		$38,329		$51,483

Adjusted EBITDA	$66,010		$58,145		$79,450

Debt and Coverage Ratios

Net Debt / Total Market Capitalization	20.4%		31.1%		34.2%

Net Debt Plus Preferred / Total Market Capitalization	42.6%		57.5%		59.9%

Net Debt Less Securities / Total Market Capitalization	15.5%		25.3%		27.7%

Net Debt Less Securities Plus Preferred / Total Market Capitalization	37.6%		51.6%		53.4%

Interest Coverage	4.2	x	4.1	x	4.1	x

Fixed Charge Coverage	1.7	x	1.5	x	1.5	x

Net Debt / Adjusted EBITDA	4.8	x	5.8	x	6.8	x

Net Debt Less Securities / Adjusted EBITDA	3.7	x	4.7	x	5.5	x

Net Debt Plus Preferred / Adjusted EBITDA	10.1	x	10.8	x	12.0	x

Net Debt Less Securities Plus Preferred / Adjusted EBITDA	8.9	x	9.7	x	10.7	x

UMH Properties, Inc. | Third Quarter FY 2021 Supplemental Information 8

Debt Analysis

(in thousands) (unaudited)

	Nine Months Ended		Year Ended
	9/30/2021	9/30/2020	12/31/2020
Debt Outstanding
Mortgages Payable:
Fixed Rate Mortgages	$471,881	$479,124	$476,390
Unamortized Debt Issuance Costs	(4,354)	(6,748)	(4,913)
Mortgages, Net of Unamortized Debt Issuance Costs	$467,527	$472,376	$471,477
Loans Payable:
Unsecured Line of Credit	$25,000	$15,000	$45,000
Other Loans Payable	15,014	19,853	42,353
Total Loans Before
Unamortized Debt Issuance Costs	40,014	34,853	87,353
Unamortized Debt Issuance Costs	(205)	(270)	(344)
Loans, Net of Unamortized Debt Issuance Costs	$39,809	$34,583	$87,009

Total Debt, Net of Unamortized Debt Issuance Costs	$507,336	$506,959	$558,486

% Fixed/Floating
Fixed	92.2%	93.4%	84.6%
Floating	7.8%	6.6%	15.4%
Total	100.0%	100.0%	100.0%

Weighted Average Interest Rates (1)
Mortgages Payable	3.79%	3.81%	3.81%
Loans Payable	2.34%	3.06%	2.12%
Total Average	3.68%	3.76%	3.55%

Weighted Average Maturity (Years) Mortgages Payable	5.3	6.3	6.0

(1) Weighted average interest rates do not include the effect of unamortized debt issuance costs.

UMH Properties, Inc. | Third Quarter FY 2021 Supplemental Information 9

Debt Maturity

(in thousands) (unaudited)

Total Debt
Millions
$300
$250
$200
$150
$100
$50
$-
FY 2021
FY 2022
FY 2023
FY 2024
FY 2025
Thereafter
Mortgages
Loans

As of 9/30/21:

Fiscal Year Ended	Mortgages	Loans		Total	% of Total
2021	$6,060	$4,014		$10,074	2.0%
2022	18,973	36,000	(1)	54,973	10.7%
2023	63,889	-0-		63,889	12.5%
2024	-0-	-0-		-0-	0.0%
2025	129,318	-0-		129,318	25.3%
Thereafter	253,641	-0-		253,641	49.5%

Total Debt Before Unamortized Debt Issuance Cost	471,881	40,014		511,895	100.0%

Unamortized Debt Issuance Cost	(4,354)	(205)		(4,559)

Total Debt, Net of Unamortized Debt Issuance Costs	$467,527	$39,809		$507,336

(1) Includes $25 million balance outstanding on the Company’s Line of Credit due November 2022, with an additional one-year option.

UMH Properties, Inc. | Third Quarter FY 2021 Supplemental Information 10

Securities Portfolio Performance

(in thousands)

Year Ended	Securities Available for Sale	Dividend Income	Net Realized Gain (Loss) on Sale of Securities	Net Realized Gain on Sale of Securities & Dividend Income
2010	$28,757	$1,763	$2,028	$3,791
2011	43,298	2,512	2,693	5,205
2012	57,325	3,244	4,093	7,337
2013	59,255	3,481	4,056	7,537
2014	63,556	4,066	1,543	5,609
2015	75,011	4,399	204	4,603
2016	108,755	6,636	2,285	8,921
2017	132,964	8,135	1,747	9,882
2018	99,596	10,367	20	10,387
2019	116,186	7,535	-0-	7,535
2020	103,172	5,729	-0-	5,729
2021*	102,811	3,856	2,342	6,198
		$61,723	$21,011	$82,734

*For the nine months ended September 30,2021.

UMH Properties, Inc. | Third Quarter FY 2021 Supplemental Information 11

Property Summary and Snapshot

(unaudited)

	9/30/2021	9/30/2020	% Change

Communities	127	124	2.4%
Developed Sites	23,973	23,428	2.3%
Occupied	20,655	19,907	3.8%
Occupancy %	86.2%	85.0%	120 bps
Total Rentals	8,700	8,078	7.7%
Occupied Rentals	8,273	7,703	7.4%
Rental Occupancy %	95.1%	95.4%	(30	bps)
Monthly Rent Per Site	$470	$455	3.3%
Monthly Rent Per Home Rental Including Site	$809	$781	3.6%

State	Number	Total Acreage	Developed Acreage	Vacant Acreage	Total Sites	Occupied Sites	Occupancy Percentage	Monthly Rent Per Site	Total Rentals	Occupied Rentals	Rental Occupancy Percentage	Monthly Rent Per Home Rental
		(1)		(1)								(2)

Alabama	1	33	33	-0-	195	57	29.2%	$172	34	17	50.0%	$574
Indiana	14	1,105	880	225	3,987	3,465	86.9%	$423	1,714	1,636	95.4%	$804
Maryland	1	77	10	67	62	62	100.0%	$568	-0-	-0-	N/A	N/A
Michigan	3	153	153	-0-	734	627	85.4%	$470	261	241	92.3%	$807
New Jersey	4	349	187	162	1,006	973	96.7%	$661	45	44	97.8%	$950
New York	8	674	348	326	1,349	1,164	86.3%	$565	447	431	96.4%	$946
Ohio	37	1,837	1,384	453	6,929	5,882	84.9%	$424	2,575	2,445	95.0%	$766
Pennsylvania	51	2,180	1,822	358	7,780	6,689	86.0%	$494	2,756	2,629	95.4%	$829
South Carolina	1	24	24	-0-	142	63	44.4%	$195	29	23	79.3%	$563
Tennessee	7	539	293	246	1,789	1,673	93.5%	$474	839	807	96.2%	$820
Total as of September 30, 2021	127	6,971	5,134	1,837	23,973	20,655	86.2%	$470	8,700	8,273	95.1%	$809

(1) Total and Vacant Acreage of 220 for the Mountain View Estates property is included in the above summary.

(2) Includes home and site rent charges.

UMH Properties, Inc. | Third Quarter FY 2021 Supplemental Information 12

Same Property Statistics

(in thousands) (unaudited)

	For Three Months Ended				For Nine Months Ended
	9/30/2021	9/30/2020	Change	% Change	9/30/2021	9/30/2020	Change	% Change
Community Net Operating Income

Rental and Related Income	$39,404	$36,122	$3,282	9.1%	$116,172	$105,324	$10,848	10.3%
Community Operating Expenses (1)	15,722	15,518	204	1.3%	46,977	44,979	1,998	4.4%

Community NOI	$23,682	$20,604	$3,078	14.9%	$69,195	$60,345	$8,850	14.7%

	As of
	9/30/2021	9/30/2020	Change

Total Sites	23,007	23,019	(0.1)%
Occupied Sites	20,086	19,651	435 sites, 2.2%
Occupancy %	87.3%	85.4%	190 bps
Number of Properties	122	122	N/A
Total Rentals	8,479	7,962	6.5%
Occupied Rentals	8,107	7,599	6.7%
Rental Occupancy	95.6%	95.4%	20 bps
Monthly Rent Per Site	$474	$456	3.9%
Monthly Rent Per Home Including Site	$811	$781	3.8%

Same Property includes all properties owned as of January 1, 2020, with the exception of Memphis Blues.

UMH Properties, Inc. | Third Quarter FY 2021 Supplemental Information 13

Acquisition Summary

(dollars in thousands)

At Acquisition:

Year of Acquisition	Number of Communities	Sites	Occupied Sites	Occupancy %	Purchase Price	Price Per Site	Total Acres
2018	6	1,615	1,271	79%	$59,093	$37	494
2019	4	1,495	935	62%	$56,237	$38	247
2020	2	310	197	64%	$7,840	$25	48
2021	3	543	319	59%	$18,300	$34	113

2021 Acquisitions

Community	Date of Acquisition	State	Number of Sites	Purchase Price	Number of Acres	Occupancy
Deer Run	January 8, 2021	AL	195	$4,555	33	37%
Iris Winds	January 21, 2021	SC	142	3,445	24	49%
Bayshore Estates	June 1, 2021	OH	206	10,300	56	86%
Total as of September 30, 2021			543	$18,300	113	59%

UMH Properties, Inc. | Third Quarter FY 2021 Supplemental Information 14

Definitions

Investors and analysts following the real estate industry utilize funds from operations available to common shareholders (“FFO”), normalized funds from operations available to common shareholders (“Normalized FFO”), community NOI, same property NOI, and earnings before interest, taxes, depreciation, amortization and acquisition costs (“Adjusted EBITDA”), variously defined, as supplemental performance measures. While the Company believes net income (loss) available to common shareholders, as defined by accounting principles generally accepted in the United States of America (U.S. GAAP), is the most appropriate measure, it considers Community NOI, Same Property NOI, Adjusted EBITDA, FFO and Normalized FFO, given their wide use by and relevance to investors and analysts, appropriate supplemental performance measures. FFO, reflecting the assumption that real estate asset values rise or fall with market conditions, principally adjusts for the effects of U.S. GAAP depreciation and amortization of real estate assets. FFO also adjusts for the effects of the change in the fair value of marketable securities and gains and losses realized on marketable securities. Normalized FFO reflects the same assumptions as FFO except that it also adjusts for and certain one-time charges. Community NOI and Same Property NOI provides a measure of rental operations and does not factor in depreciation and amortization and non-property specific expenses such as general and administrative expenses. Adjusted EBITDA provides a tool to further evaluate the ability to incur and service debt and to fund dividends and other cash needs. In addition, Community NOI, Same Property NOI, Adjusted EBITDA, FFO and Normalized FFO are commonly used in various ratios, pricing multiples, yields and returns and valuation of calculations used to measure financial position, performance and value.

As used herein, the Company calculates FFO, as defined by The National Association of Real Estate Investment Trusts (“NAREIT”), to be equal to net income (loss) applicable to common shareholders, as defined by U.S. GAAP, excluding extraordinary items as defined by U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, the change in the fair value of marketable securities, and the gain or loss on the sale of marketable securities plus certain non-cash items such as real estate asset depreciation and amortization. Included in the NAREIT FFO White Paper - 2018 Restatement, is an option pertaining to assets incidental to our main business in the calculation of NAREIT FFO to make an election to include or exclude gains and losses on the sale of these assets, such as marketable equity securities, and include or exclude mark-to-market changes in the value recognized on these marketable equity securities. In conjunction with the adoption of the FFO White Paper - 2018 Restatement, for all periods presented, we have elected to exclude the gains and losses realized on marketable securities and change in the fair value of marketable securities from our FFO calculation. NAREIT created FFO as a non-GAAP supplemental measure of REIT operating performance.

Normalized FFO is calculated as FFO excluding certain one-time charges.

Normalized FFO per Diluted Common Share is calculated using diluted weighted shares outstanding of 49.1 million and 46.2 million shares for the three and nine months ended September 30, 2021, respectively, and 41.8 million and 41.6 million shares for the three and nine months ended September 30, 2020, respectively. Common stock equivalents resulting from stock options in the amount of 1.3 and 1.0 million shares for the three and nine months ended September 30, 2021, respectively, and 426,000 and 348,000 shares for the three and nine months ended September 30, 2020, respectively, are included in the diluted weighted shares outstanding. Common stock equivalents for the three months ended September 30, 2021 and the three and nine months ended September 30, 2020, were excluded from the computation of the Diluted Net Income (Loss) per Share as their effect would be anti-dilutive.

Community NOI is calculated as rental and related income less community operating expenses such as real estate taxes, repairs and maintenance, community salaries, utilities, insurance and other expenses. Community NOI excludes realized gains (losses) on securities transactions.

Same Property NOI is calculated as Community NOI, using all properties owned as of January 1, 2020, with the exception of Memphis Blues.

Adjusted EBITDA is calculated as net income (loss) plus interest expense, franchise taxes, depreciation, and the change in the fair value of marketable securities.

Community NOI, Same Property NOI, Adjusted EBITDA, FFO and Normalized FFO do not represent cash generated from operating activities in accordance with U.S. GAAP and are not necessarily indicative of cash available to fund cash needs, including the repayment of principal on debt and payment of dividends and distributions. Community NOI, Same Property NOI, Adjusted EBITDA, FFO and Normalized FFO should not be considered as substitutes for net income (loss) applicable to common shareholders (calculated in accordance with U.S. GAAP) as a measure of results of operations, or cash flows (calculated in accordance with U.S. GAAP) as a measure of liquidity. Community NOI, Same Property NOI, Adjusted EBITDA, FFO and Normalized FFO as currently calculated by the Company may not be comparable to similarly titled, but variously calculated, measures of other REITs.

UMH Properties, Inc. | Third Quarter FY 2021 Supplemental Information 15

Press Release Dated November 3, 2021

FOR IMMEDIATE RELEASE	November 3, 2021
Contact: Nelli Madden
732-577-9997

UMH PROPERTIES, INC. REPORTS RESULTS FOR THE THIRD QUARTER ENDED
SEPTEMBER 30, 2021

FREEHOLD, NJ, November 3, 2021........ UMH Properties, Inc. (NYSE:UMH) reported Total Income for the quarter ended September 30, 2021 of $48.0 million as compared to $43.1 million for the quarter ended September 30, 2020, representing an increase of 11%. Net Loss Attributable to Common Shareholders amounted to $3.4 million or $0.07 per diluted share for the quarter ended September 30, 2021 as compared to $12.7 million or $0.31 per diluted share for the quarter ended September 30, 2020.

Funds from Operations Attributable to Common Shareholders (“FFO”), was $10.8 million or $0.22 per diluted share for the quarter ended September 30, 2021 as compared to $4.5 million or $0.11 per diluted share for the quarter ended September 30, 2020. Normalized Funds from Operations Attributable to Common Shareholders (“Normalized FFO”), was $11.1 million or $0.23 per diluted share for the quarter ended September 30, 2021, as compared to $7.4 million or $0.18 per diluted share for the quarter ended September 30, 2020.

A summary of significant financial information for the three and nine months ended September 30, 2021 and 2020 is as follows (in thousands except per share amounts):

	For the Three Months Ended
	September 30,
	2021	2020

Total Income	$48,030	$43,123
Total Expenses	$38,528	$35,747
Decrease in Fair Value of Marketable Securities	$(5,390)	$(6,739)
Net Loss Attributable to Common Shareholders	$(3,403)	$(12,747)
Net Loss Attributable to Common Shareholders per Diluted Common Share	$(0.07)	$(0.31)
FFO (1)	$10,822	$4,515
FFO (1) per Diluted Common Share	$0.22	$0.11
Normalized FFO (1)	$11,146	$7,386
Normalized FFO (1) per Diluted Common Share	$0.23	$0.18
Diluted Weighted Average Shares Outstanding	47,778	41,421

UMH Properties, Inc. | Third Quarter FY 2021 Supplemental Information 16

	For the Nine Months Ended
	September 30,
	2021	2020

Total Income	$140,121	$120,780
Total Expenses	$114,663	$100,914
Increase (Decrease) in Fair Value of Marketable Securities	$14,120	$(31,921)
Net Income (Loss) Attributable to Common Shareholders	$11,839	$(45,350)
Net Income (Loss) Attributable to Common Shareholders per Diluted Common Share	$0.28	$(1.10)
FFO (1)	$29,058	$17,739
FFO (1) per Diluted Common Share	$0.63	$0.43
Normalized FFO (1)	$30,128	$20,610
Normalized FFO (1) per Diluted Common Share	$0.65	$0.50
Diluted Weighted Average Shares Outstanding	46,247	41,275

A summary of significant balance sheet information as of September 30, 2021 and December 31, 2020 is as follows (in thousands):

	September 30, 2021	December 31, 2020

Gross Real Estate Investments	$1,169,468	$1,108,483
Marketable Securities at Fair Value	$102,811	$103,172
Total Assets	$1,205,734	$1,089,413
Mortgages Payable, net	$467,527	$471,477
Loans Payable, net	$39,809	$87,009
Total Shareholders’ Equity	$669,635	$501,808

Samuel A. Landy, President and CEO, commented on the results of the third quarter of 2021.

“UMH continues to fire on all cylinders. During the quarter, we:

●	Increased Rental and Related Income by 11%;
●	Increased Community Net Operating Income (“NOI”) by 16%;
●	Increased Normalized Funds from Operations (“Normalized FFO”) by 51% and Normalized FFO per share by 28%;
●	Improved our Operating Expense ratio by 290 basis points to 41.8%;
●	Increased Same Property NOI by 15%;
●	Increased Same Property Occupancy by 190 basis points from 85.4% to 87.3%;
●	Increased our rental home portfolio by 448 homes from yearend 2020 to approximately 8,700 total rental homes, representing an increase of 5%;
●	Increased rental home occupancy by 50 basis points from 94.6% at yearend 2020 to 95.1% at quarter end;
●	Increased Sales of Manufactured Homes by 15%;
●	Increased our Total Market Capitalization by 43% year over year to $2.1 billion at quarter end;
●	Increased our Equity Market Capitalization by 98% year over year to $1.1 billion at quarter end;
●	Issued and sold approximately 1.1 million shares of Common Stock through an At-the-Market Sale Program for our Common Stock at a weighted average price of $23.70 per share, generating gross proceeds of $26.2 million and net proceeds of $25.8 million, after offering expenses;
●	Reduced our Net Debt to Total Market Capitalization from 34% at yearend 2020 to 20% at quarter end.”

UMH Properties, Inc. | Third Quarter FY 2021 Supplemental Information 17

Mr. Landy stated, “We are very pleased to report another quarter of normalized FFO growth. Normalized FFO for the third quarter was $0.23 per share as compared to $0.18 last year. This represents an increase of 28%. Year to date, normalized FFO is $0.65 per share as compared to $0.50 last year. This represents an increase of approximately 30%. This marks six consecutive quarters that we have maintained or increased our normalized FFO.”

“Our business plan and our platform continue to generate exceptional operating results. The improvements we have made at our communities are being recognized by our residents and potential residents which has resulted in strong demand for sales and rental units. Same store occupancy increased by 190 basis points, to 87.3%, over last year. Our increasing occupancy level pared with reasonable rent growth resulted in 9.1% same property income growth and 14.9% same property NOI growth for the quarter. Year to date, same property revenue increased 10.3% and same property NOI increased 14.7%.”

“Our sales results also continue to improve. Sales of manufactured homes for the quarter increased 15% and for the year have increased 45%. Year to date, our sales volume of $21.8 million has already broken our annual sales record that was set last year of $20.3 million. Our income from sales for the year is $1.5 million as compared to $445,000 representing an increase of 246%.”

“We have the ability to continue to drive similar operating performance as we are able to fill our remaining 3,300 vacant sites, obtain reasonable rent increases, develop our 1,800 vacant acres and continue to increase our sales profitability. Our balance sheet is strong, and we are well positioned to assertively refinance our 6.75% Series C Preferred Stock next year which could result in earnings growth of $0.10-$0.15 per share depending on the ratio of debt and equity used for the redemption.”

“We have purchased and developed great communities, but even more importantly, we have created a great company with great people that can continue to achieve exceptional results for decades to come.”

UMH Properties, Inc. will host its Third Quarter 2021 Financial Results Webcast and Conference Call. Senior management will discuss the results, current market conditions and future outlook on Thursday, November 4, 2021 at 10:00 a.m. Eastern Time.

The Company’s 2021 third quarter financial results being released herein will be available on the Company’s website at www.umh.reit in the “Financials” section.

To participate in the webcast, select the webcast icon on the homepage of the Company’s website at www.umh.reit, in the Upcoming Events section. Interested parties can also participate via conference call by calling toll free 877-513-1898 (domestically) or 412-902-4147 (internationally).

The replay of the conference call will be available at 12:00 p.m. Eastern Time on Thursday, November 4, 2021. It will be available until February 4, 2022 and can be accessed by dialing toll free 877-344-7529 (domestically) and 412-317-0088 (internationally) and entering the passcode 10159917. A transcript of the call and the webcast replay will be available at the Company’s website, www.umh.reit.

UMH Properties, Inc., which was organized in 1968, is a public equity REIT that owns and operates 127 manufactured home communities containing approximately 24,000 developed homesites. These communities are located in New Jersey, New York, Ohio, Pennsylvania, Tennessee, Indiana, Michigan, Maryland, Alabama and South Carolina.

UMH Properties, Inc. | Third Quarter FY 2021 Supplemental Information 18

Certain statements included in this press release which are not historical facts may be deemed forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any such forward-looking statements are based on the Company’s current expectations and involve various risks and uncertainties. Although the Company believes the expectations reflected in any forward-looking statements are based on reasonable assumptions, the Company can provide no assurance those expectations will be achieved. The risks and uncertainties that could cause actual results or events to differ materially from expectations are contained in the Company’s annual report on Form 10-K and described from time to time in the Company’s other filings with the SEC. The Company undertakes no obligation to publicly update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.

Note:

(1)	Non-GAAP Information: We assess and measure our overall operating results based upon an industry performance measure referred to as Funds from Operations Attributable to Common Shareholders (“FFO”), which management believes is a useful indicator of our operating performance. FFO is used by industry analysts and investors as a supplemental operating performance measure of a REIT. FFO, as defined by The National Association of Real Estate Investment Trusts (“NAREIT”), represents net income (loss) attributable to common shareholders, as defined by accounting principles generally accepted in the United States of America (“U.S. GAAP”), excluding extraordinary items, as defined under U.S. GAAP, gains or losses from sales of previously depreciated real estate assets, impairment charges related to depreciable real estate assets, the change in the fair value of marketable securities, and the gain or loss on the sale of marketable securities plus certain non-cash items such as real estate asset depreciation and amortization. Included in the NAREIT FFO White Paper - 2018 Restatement, is an option pertaining to assets incidental to our main business in the calculation of NAREIT FFO to make an election to include or exclude gains and losses on the sale of these assets, such as marketable equity securities, and include or exclude mark-to-market changes in the value recognized on these marketable equity securities. In conjunction with the adoption of the FFO White Paper - 2018 Restatement, for all periods presented, we have elected to exclude the gains and losses realized on marketable securities investments and the change in the fair value of marketable securities from our FFO calculation. NAREIT created FFO as a non-U.S. GAAP supplemental measure of REIT operating performance. We define Normalized Funds from Operations Attributable to Common Shareholders (“Normalized FFO”), as FFO excluding certain one-time charges. FFO and Normalized FFO should be considered as supplemental measures of operating performance used by REITs. FFO and Normalized FFO exclude historical cost depreciation as an expense and may facilitate the comparison of REITs which have a different cost basis. However, other REITs may use different methodologies to calculate FFO and Normalized FFO and, accordingly, our FFO and Normalized FFO may not be comparable to all other REITs. The items excluded from FFO and Normalized FFO are significant components in understanding the Company’s financial performance.

FFO and Normalized FFO (i) do not represent Cash Flow from Operations as defined by U.S. GAAP; (ii) should not be considered as alternatives to net income (loss) as a measure of operating performance or to cash flows from operating, investing and financing activities; and (iii) are not alternatives to cash flow as a measure of liquidity.

The reconciliation of the Company’s U.S. GAAP net loss to the Company’s FFO and Normalized FFO for the three and nine months ended September 30, 2021 and 2020 are calculated as follows (in thousands):

	Three Months Ended		Nine Months Ended
	9/30/21	9/30/20	9/30/21	9/30/20
Net Income (Loss) Attributable to Common Shareholders	$(3,403)	$(12,747)	$11,839	$(45,350)
Depreciation Expense	11,380	10,492	33,572	30,991
Loss on Sales of Investment Property and Equipment	91	31	109	177
(Increase) Decrease in Fair Value of Marketable Securities	5,390	6,739	(14,120)	31,921
Gain on Sales of Marketable Securities, net	(2,636)	-0-	(2,342)	-0-
FFO Attributable to Common Shareholders	10,822	4,515	29,058	17,739
Non- Recurring Other Expense (2)	324	-0-	1,070	-0-
Redemption of Preferred Stock	-0-	2,871	-0-	2,871
Normalized FFO Attributable to Common Shareholders	$11,146	$7,386	$30,128	$20,610

The diluted weighted shares outstanding used in the calculation of FFO per Diluted Common Share and Normalized FFO per Diluted Common Share were 49.1 million and 46.2 million shares for the three and nine months ended September 30, 2021, respectively, and 41.8 million and 41.6 million shares for the three and nine months ended September 30, 2020, respectively. Common stock equivalents resulting from stock options in the amount of 1.3 and 1.0 million shares for the three and nine months ended September 30, 2021, respectively, and 426,000 and 348,000 shares for the three and nine months ended September 30, 2020, respectively, are included in the diluted weighted shares outstanding. Common stock equivalents for the three months ended September 30, 2021 and the three and nine months ended September 30, 2020, were excluded from the computation of the Diluted Net Income (Loss) per Share as their effect would be anti-dilutive.

UMH Properties, Inc. | Third Quarter FY 2021 Supplemental Information 19

The following are the cash flows provided (used) by operating, investing and financing activities for the nine months ended September 30, 2021 and 2020 (in thousands):

	2021	2020
Operating Activities	$46,250	$50,341
Investing Activities	(63,987)	(77,644)
Financing Activities	79,614	76,994

(2) Consists of special bonus and restricted stock grants for the August 2020 groundbreaking Fannie Mae financing, which is being expensed over the vesting period.

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UMH Properties, Inc. | Third Quarter FY 2021 Supplemental Information 20